UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2017

Commission	Registrant, State of Incorporation	Employer
File Number	Address and Telephone Number	Identification No.
1-9052	DPL INC.	31-1163136
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-259-7215

1-2385	THE DAYTON POWER AND LIGHT COMPANY	31-0258470
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-259-7215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL Inc.	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL Inc.	☐
The Dayton Power and Light Company	☐

 Item 1.01 Entry into a Material Definitive Agreement.
On April 21, 2017, The Dayton Power and Light Company (“DP&L”) and AES Ohio Generation, LLC (“AES Ohio”), direct wholly-owned subsidiaries of DPL Inc. (“DPL”), entered into an Asset Purchase Agreement with Dynegy Zimmer, LLC (“Dynegy Zimmer”) and Dynegy Miami Fort, LLC (“Dynegy Miami Fort”), indirect wholly-owned subsidiaries of Dynegy Inc., pursuant to which DP&L (or, upon completion of a divestiture by DP&L of its generation assets to AES Ohio (“Generation Separation”), AES Ohio) will, subject to the terms and conditions in the Asset Purchase Agreement, sell to Dynegy Zimmer and Dynegy Miami Fort, as applicable, an entire 28.1% undivided interest in the Wm. H. Zimmer Generating Station (the “Zimmer Station”), a coal-fired electric generating plant located in Moscow, Ohio, and 36.0% undivided interest in Miami Fort Unit 7 and Miami Fort Unit 8 (the “Miami Fort Station”), a coal-fired electric generating plant located in North Bend, Ohio, approximately 740 megawatts in total (summer capacity), for $50 million in cash and the assumption of certain liabilities, including environmental liabilities. The cash purchase price is subject to adjustment at closing based on the amount of certain inventories, pre-paid amounts, employment benefits, insurance premiums, property taxes and other costs prior to closing.

The sale transaction is subject to approval by the Federal Energy Regulatory Commission under Section 203 of the Federal Power Act, as amended, and certain waivable closing conditions, including completion of Generation Separation. The Asset Purchase Agreement includes customary representations, warranties and covenants by the parties. The Asset Purchase Agreement also contains certain termination rights for the parties, including if the closing does not occur within 12 months following the date of the Asset Purchase Agreement (subject to extension to 18 months, if necessary to obtain applicable governmental approvals). Each party has agreed to indemnify other parties for breaches of representations and warranties, breaches of covenants and certain other matters, subject to certain exceptions and limitations.

The foregoing description of the terms of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

DP&L currently co-owns the Miami Fort Station with Dynegy Miami Fort and currently co-owns the Zimmer Station with Dynegy Zimmer and a third party not affiliated with either DP&L or Dynegy Inc. Dynegy Inc. or its subsidiaries also currently co-own certain other generation plants with DP&L.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 2.1	Asset Purchase Agreement dated April 21, 2017, by and among Dynegy Zimmer, LLC, Dynegy Miami Fort, LLC, AES Ohio Generation, LLC and The Dayton Power and Light Company*

*Pursuant to Item 601(b)(2) of Regulation S-K exhibits and schedules (and similar attachments) have been omitted. DPL and DP&L each agrees to furnish, supplementally, a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request by the Commission.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding management’s intents, beliefs and current expectations and typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “would,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Such forward-looking statements include, but are not limited to, the occurrence or timing of Generation Separation or the transactions contemplated under the Asset Purchase Agreement, strategic objectives, business prospects, anticipated economic performance and financial condition, management’s expectations and other similar matters. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute current expectations based on reasonable assumptions. Forecasted financial information is based on certain material assumptions. These assumptions include, but are not limited to, timing of events, accurate projections of market conditions and regulatory rates, future interest rates, commodity prices, continued normal levels of operating performance and electricity volume at distribution companies and operational performance at generation businesses consistent with historical levels, as well as achievements of planned productivity improvements and incremental growth investments at normalized investment levels and expected rates of return.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission, including, but not limited to, the risks discussed under Item 1A “Risk Factors” in DPL’s and DP&L’s 2016 Annual Report on Form 10-K. Readers are encouraged to read DPL’s and DP&L’s filings to learn more about the risk factors associated with DPL’s and DP&L’s businesses. DPL and DP&L undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any security holder who desires copies of DPL or DP&L’s periodic reports filed with the Securities and Exchange Commission may obtain copies (excluding Exhibits) without charge by addressing a request to the Office of the Secretary, DPL Inc., 1065 Woodman Drive, Dayton, Ohio 45432. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. Copies of such reports also may be obtained by visiting DPL’s website at www.dplinc.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: April 24, 2017	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	General Counsel and Secretary

The Dayton Power and Light Company

Date: April 24, 2017	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President, General Counsel and Secretary

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